Exhibit 99.1

             Callaway Golf Announces Results for Third Quarter 2006

    CARLSBAD, Calif.--(BUSINESS WIRE)--Nov. 1, 2006--Callaway Golf Company (NYSE:ELY) today announced its financial results for the third quarter ended September 30, 2006, in line with earlier estimates.
Highlights for the third quarter include:

    -- Net sales of $193.8 million, as compared to $220.6 million for the same period in 2005. As mentioned in the October 16th pre-release, this decline in sales is primarily due to the planned timing of new product introductions which adversely affected the quarter by approximately $30 million as compared to the third quarter of 2005.

    -- Loss per share of $0.18 on 67.0 million shares, as compared to a loss of $0.07 on 68.8 million shares in 2005.

    -- The loss per share includes $0.03 of after-tax charges for employee equity-based compensation associated with FAS 123R, $0.01 for the integration of Top-Flite, and $0.01 for restructuring charges. The third quarter of 2005 includes after-tax charges of $0.02 for the integration of Top-Flite and $0.06 for restructuring charges. Excluding these charges, the Company's pro forma loss per share for the third quarter of 2006 would have been $0.13, as compared to pro forma earnings per share of $0.01 for the third quarter of 2005.

    -- Gross profit for the third quarter of 2006 was $67.7 million (or 35% of net sales) compared to $86.9 million (or 39% of net sales) for the third quarter of 2005. The decline in gross profit is primarily the result of a lower mix of higher margin woods and irons products due to the timing of new product introductions, as well as lower Top-Flite ball margins due to price reductions related to the initiatives to clear older Top-Flite golf ball inventory in preparation for the re-launch of that brand in 2007. Additional details can be found in the Company's October 16, 2006 earnings pre-release.

    -- Operating Expenses for the third quarter of 2006 were $84.6 million, a decrease of $11.8 million compared to $96.4 million in 2005. The decrease is primarily due to the restructuring initiatives announced in September 2005.

    Highlights for the first nine months include:

    -- Net sales of $838.0 million, as compared to $843.6 million for the same period in 2005.

    -- Fully diluted earnings per share of $0.49 on 68.8 million shares, as compared to fully diluted earnings per share of $0.46 on 69.0 million shares in 2005.

    -- Fully diluted earnings per share includes after-tax charges of $0.07 for employee equity-based compensation associated with FAS 123R, $0.04 for the integration of Top-Flite, and $0.01 for restructuring. The third quarter of 2005 includes after-tax charges of $0.08 for integration of Top-Flite, $0.06 for restructuring, and $0.01 for employee equity-based compensation. Excluding these charges, the Company's pro forma fully diluted earnings per share for both 2006 and 2005 would have been $0.61.

    -- Gross profit for 2006 was $339.3 million (or 40% of net sales) compared to $366.2 million (or 43% of net sales) for 2005. The decline in gross profit is primarily the result of a lower mix of higher margin irons due to the timing of new product introductions, as well as lower Top-Flite ball margins due to the initiatives to clear older Top-Flite golf ball inventory.

    -- Operating Expenses for 2006 were $281.1 million, a decrease of $35.3 million compared to $316.4 million in 2005. A majority of the decrease is due to the restructuring initiatives announced in September 2005. Total savings since September 2005 have totaled approximately $44 million, net of reinvestment, compared to original estimates of $25 to $30 million.

    "We continue to make progress on many fronts this year, despite the disappointing performance in our Top-Flite brand," commented George Fellows, President and CEO. "Sales of our core brands of Callaway and Odyssey have grown significantly this year and we have materially reduced our operating expenses as a result of last September's cost cutting initiatives. More importantly, these factors should combine to increase our full year pro forma earnings per share by more than 20% in 2006. In addition, we have strengthened the management team, made several internal process improvements, and today on our earnings call, will share a series of initiatives focused on improving gross margins by an estimated $50 to $60 million over the next two years. Ultimately, these actions along with future initiatives should continue the progress we've made-to-date towards our three year plan and position Callaway to create additional value for shareholders."

    The estimated increase in 2006 pro forma earnings excludes non-cash charges related to employee equity-based compensation, charges related to the Top-Flite integration and 2005 restructuring initiatives, as well as charges incurred related to the implementation of the gross margin initiatives. For more detailed financial information concerning current financial results, including additional pro forma information and pro forma reconciliations, see attached schedules and "Supplemental Financial Information."

    The Company will be holding a conference call at 2:00 p.m. PST today. The call will be broadcast live over the Internet and can be accessed at www.callawaygolf.com. To listen to the call, please go to the website at least 15 minutes before the call to register and for instructions on how to access the broadcast. A replay of the conference call will be available approximately three hours after the call ends, and will remain available through 9:00 p.m. PST on Wednesday, November 8, 2006. The replay may be accessed through the Internet at www.callawaygolf.com or by telephone by calling 1-800-475-6701 toll free for calls originating within the United States or 320-365-3844 for International calls. The replay pass code is 846344.

    Disclaimer: Statements used in this press release that relate to future plans, events, financial results, performance or prospects, including statements relating to estimated earnings growth for 2006, the amount or timing of the anticipated improvement in gross margins, implementation of future initiatives, achievement of three-year plan, and creation of future shareholder value, are forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. These estimates and statements are based upon current information and expectations. Actual results may differ materially from those anticipated as a result of certain risks and uncertainties, including but not limited to, delays, difficulties or increased costs associated with the implementation of the Company's planned gross margin initiatives, the re-launch of the Top-Flite brand or the implementation of future initiatives; market acceptance of current and future products; adverse market and economic conditions; adverse weather conditions and seasonality; any rule changes or other actions taken by the USGA or other golf association that could have an adverse impact upon demand for the Company's products; a decrease in participation levels in golf; and the effect of terrorist activity, armed conflict, natural disasters or pandemic diseases on the economy generally, on the level of demand for the Company's products or on the Company's ability to manage its supply and delivery logistics in such an environment. For additional information concerning these and other risks and uncertainties that could affect these statements and the Company's business, see Part I, Item 1A of the Company's Annual Report on Form 10-K for the year ended December 31, 2005, as well as other risks and uncertainties detailed from time to time in the Company's reports on Forms 10-K, 10-Q and 8-K subsequently filed from time to time with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

    Regulation G: The financial results reported in this press release have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). In addition to the GAAP results, the Company has also provided additional information concerning its preliminary results, which includes certain financial measures not prepared in accordance with GAAP. The non-GAAP financial measures included in this press release exclude charges associated with employee equity based compensation and charges related to the integration of the Callaway Golf Company and Top-Flite Golf Company operations as well as the September 2005 restructuring initiatives. These non-GAAP financial measures should not be considered a substitute for any measure derived in accordance with GAAP. These non-GAAP financial measures may also be inconsistent with the manner in which similar measures are derived or used by other companies. Management believes that the presentation of such non-GAAP financial measures, when considered in conjunction with the most directly comparable GAAP financial measures, provides additional useful information concerning the Company's operations without these charges. The Company has provided reconciling information in the text of this press release.

    Through an unwavering commitment to innovation, Callaway Golf creates products and services designed to make every golfer a better golfer. Callaway Golf Company manufactures and sells golf clubs and golf balls, and sells golf accessories, under the Callaway Golf(R), Top-Flite(R), Odyssey(R) and Ben Hogan(R) brands. For more information visit www.callawaygolf.com.



                        Callaway Golf Company
                Consolidated Condensed Balance Sheets
                            (In thousands)
                             (Unaudited)


                                            September 30, December 31,
                                                2006         2005
                                            ------------- ------------


ASSETS
Current assets:
 Cash and cash equivalents                       $52,501      $49,481
 Accounts receivable, net                        138,372       98,082
 Inventories, net                                241,683      241,577
 Income taxes receivable                               -        2,026
 Other current assets                             54,589       47,424
                                            ------------- ------------
    Total current assets                         487,145      438,590

Property, plant and equipment, net               134,040      127,739
Intangible assets, net                           175,269      175,191
Deferred taxes                                     3,766        6,516
Other assets                                      15,288       16,462
                                            ------------- ------------
                                                $815,508     $764,498
                                            ============= ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
 Accounts payable and accrued expenses          $102,279     $102,134
 Accrued employee compensation and benefits       20,480       24,783
 Accrued warranty expense                         14,157       13,267
 Bank line of credit                              60,000            -
 Income taxes payable                              4,850            -
 Capital leases, current portion                       -           21
                                            ------------- ------------
    Total current liabilities                    201,766      140,205

Long-term liabilities                             27,023       28,245

Shareholders' equity                             586,719      596,048
                                            ------------- ------------
                                                $815,508     $764,498
                                            ============= ============




                        Callaway Golf Company
                       Statements of Operations
                (In thousands, except per share data)
                             (Unaudited)


                                              Quarter Ended

                                              September 30,
                                         ------------------------
                                           2006           2005
                                         ---------      ---------

Net sales                                $193,763  100% $220,611  100%
Cost of sales                             126,058   65%  133,713   61%
                                         ---------      ---------
Gross profit                               67,705   35%   86,898   39%
Operating expenses:
 Selling expense                           56,949   29%   69,744   32%
 General and administrative expense        20,901   11%   19,531    9%
 Research and development expense           6,788    4%    7,116    3%
                                         ---------      ---------
Total operating expenses                   84,638   44%   96,391   44%
                                         ---------      ---------
Loss from operations                      (16,933)  -9%   (9,493)  -4%
Other income (expense), net                (1,058)           735
                                         ---------      ---------
Income (loss) before income taxes         (17,991)  -9%   (8,758)  -4%
Income tax provision (benefit)             (6,075)        (3,954)
                                         ---------      ---------
Net income (loss)                        $(11,916)  -6%  $(4,804)  -2%
                                         =========      =========

Earnings (loss) per common share:
 Basic                                     ($0.18)        ($0.07)
 Diluted                                   ($0.18)        ($0.07)
Weighted-average shares outstanding:
 Basic                                     67,000         68,849
 Diluted                                   67,000         68,849

                                            Nine Months Ended

                                              September 30,
                                         ------------------------
                                           2006           2005
                                         ---------      ---------

Net sales                                $838,023  100% $843,600  100%
Cost of goods sold                        498,720   60%  477,363   57%
                                         ---------      ---------
Gross profit                              339,303   40%  366,237   43%
Operating expenses:
 Selling expense                          202,122   24%  236,129   28%
 General and administrative expense        59,226    7%   59,855    7%
 Research and development expense          19,786    2%   20,439    2%
                                         ---------      ---------
Total operating expenses                  281,134   34%  316,423   38%
                                         ---------      ---------
Income from operations                     58,169    7%   49,814    6%
Other expense, net                         (2,029)        (2,252)
                                         ---------      ---------
Income before income taxes                 56,140    7%   47,562    6%
Provision for income taxes                 22,656         15,614
                                         ---------      ---------
Net income                                $33,484    4%  $31,948    4%
                                         =========      =========

Earnings per common share:
 Basic                                      $0.49          $0.47
 Diluted                                    $0.49          $0.46
Weighted-average shares outstanding:
 Basic                                     67,980         68,436
 Diluted                                   68,777         69,028




                        Callaway Golf Company
           Consolidated Condensed Statements of Cash Flows
                            (In thousands)
                             (Unaudited)


                                                     Nine Months Ended
                                                       September 30,
                                                     -----------------
                                                      2006     2005
                                                     -------- --------
Cash flows from operating activities:
 Net income                                          $33,484  $31,948
 Adjustments to reconcile net income to net cash
  provided by operating activities:
  Depreciation and amortization                       23,961   30,942
  Non-cash compensation                                9,611    5,733
  Loss on disposal of assets                           1,047    1,109
  Deferred taxes                                      (3,240)  (2,110)
  Changes in assets and liabilities, net of effects
   of acquisitions                                   (35,969) (10,473)
                                                     -------- --------
 Net cash provided by operating activities            28,894   57,149
                                                     -------- --------

Cash flows from investing activities:
 Capital expenditures and other                      (28,551) (24,896)
 Business acquisition, net of cash acquired           (5,911)       -
 Proceeds from sale of capital assets                    468       71
                                                     -------- --------
 Net cash used in investing activities               (33,994) (24,825)
                                                     -------- --------

Cash flows from financing activities:
 Issuance of Common Stock                              9,053   13,589
 Dividends paid, net                                  (9,695)  (9,706)
 Acquisition of Treasury Stock                       (52,872)     (39)
 Tax benefit from exercise of stock options              472      951
 Proceeds from (payments on) Line of Credit, net      60,000  (13,000)
 Payments on financing arrangements                      (16)     (39)
                                                     -------- --------
 Net cash provided by (used in) financing activities   6,942   (8,244)
                                                     -------- --------

Effect of exchange rate changes on cash and cash
 equivalents                                           1,178   (1,141)
                                                     -------- --------
Net increase in cash and cash equivalents              3,020   22,939
Cash and cash equivalents at beginning of period      49,481   31,657
                                                     -------- --------
Cash and cash equivalents at end of period           $52,501  $54,596
                                                     ======== ========




                        Callaway Golf Company
       Consolidated Net Sales and Operating Segment Information
                            (In thousands)
                             (Unaudited)



                                     Net Sales by Product Category
                                 -------------------------------------

                                    Quarter Ended
                                    September 30,    Growth/(Decline)
                                 ------------------- -----------------
                                   2006      2005     Dollars  Percent
                                 --------- --------- --------- -------
Net sales:
   Woods                          $43,718   $62,881  $(19,163)    -30%
   Irons                           53,911    60,258    (6,347)    -11%
   Putters                         22,954    22,374       580       3%
   Golf balls                      42,700    50,384    (7,684)    -15%
   Accessories and other           30,480    24,714     5,766      23%
                                 --------- --------- ---------
                                 $193,763  $220,611  $(26,848)    -12%
                                 ========= ========= =========

                                   Nine Months Ended
                                     September 30,    Growth/(Decline)
                                  ------------------- ----------------
                                    2006      2005    Dollars  Percent
                                  --------- --------- -------- -------
Net sales:
   Woods                          $227,157  $197,928  $29,229      15%
   Irons                           249,681   279,892  (30,211)    -11%
   Putters                          85,145    88,198   (3,053)     -3%
   Golf balls                      167,533   180,176  (12,643)     -7%
   Accessories and other           108,507    97,406   11,101      11%
                                  --------- --------- --------
                                  $838,023  $843,600  $(5,577)     -1%
                                  ========= ========= ========





                                          Net Sales by Region
                                 -------------------------------------

                                    Quarter Ended
                                    September 30,    Growth/(Decline)
                                 ------------------- -----------------
                                   2006      2005     Dollars  Percent
                                 --------- --------- --------- -------
Net sales:
  United States                  $103,196  $119,051  $(15,855)    -13%
  Europe                           29,201    36,428    (7,227)    -20%
  Japan                            23,236    25,729    (2,493)    -10%
  Rest of Asia                     18,279    18,874      (595)     -3%
  Other foreign countries          19,851    20,529      (678)     -3%
                                 --------- --------- ---------
                                 $193,763  $220,611  $(26,848)    -12%
                                 ========= ========= =========

                                  Nine Months Ended
                                    September 30,    Growth/(Decline)
                                 ------------------- -----------------
                                   2006      2005     Dollars  Percent
                                 --------- --------- --------- -------
Net sales:
  United States                  $470,828  $485,605  $(14,777)     -3%
  Europe                          133,622   144,159   (10,537)     -7%
  Japan                            83,392    80,856     2,536       3%
  Rest of Asia                     60,828    52,603     8,225      16%
  Other foreign countries          89,353    80,377     8,976      11%
                                 --------- --------- ---------
                                 $838,023  $843,600   $(5,577)     -1%
                                 ========= ========= =========





                                     Operating Segment Information
                                 -------------------------------------

                                    Quarter Ended
                                    September 30,    Growth/(Decline)
                                 ------------------- -----------------
                                   2006      2005     Dollars  Percent
                                 --------- --------- --------- -------
Net sales:
   Golf clubs                    $151,063  $170,227  $(19,164)    -11%
   Golf balls                      42,700    50,384    (7,684)    -15%
                                 --------- --------- ---------
                                 $193,763  $220,611  $(26,848)    -12%
                                 ========= ========= =========

Income before provision for
 income taxes:
   Golf clubs                      $6,570    $8,685   $(2,115)    -24%
   Golf balls                      (8,717)   (7,700)   (1,017)    -13%
   Reconciling items              (15,844)   (9,743)   (6,101)    -63%
                                 --------- --------- ---------
                                 $(17,991)  $(8,758)  $(9,233)   -105%
                                 ========= ========= =========

                                  Nine Months Ended
                                    September 30,     Growth/(Decline)
                                --------------------- ----------------
                                   2006       2005    Dollars  Percent
                                 ---------- --------- -------- -------
Net sales:
   Golf clubs                     $670,490  $663,424   $7,066       1%
   Golf balls                      167,533   180,176  (12,643)     -7%
                                 ---------- --------- --------
                                  $838,023  $843,600  $(5,577)     -1%
                                 ========== ========= ========

Income before provision for
 income taxes:
   Golf clubs                     $101,931   $82,429  $19,502      24%
   Golf balls                       (1,781)       43   (1,824)  -4242%
   Reconciling items               (44,010)  (34,910)  (9,100)    -26%
                                 ---------- --------- --------
                                   $56,140   $47,562   $8,578      18%
                                 ========== ========= ========




                        Callaway Golf Company
                  Supplemental Financial Information
                (In thousands, except per share data)
                             (Unaudited)


                                       Quarter Ended September 30,
                                   -----------------------------------
                                                  2006
                                   -----------------------------------


                                   Pro Forma Integration Restructuring
                                    Callaway   Charges      Charges
                                      Golf
                                   -----------------------------------
Net sales                          $193,763          $-            $-
Gross profit                         69,064      (1,195)          (46)
% of sales                               36%        n/a           n/a
Operating expenses                   81,294          79           995
                                   --------- ----------- -------------
Income (loss) from operations       (12,230)     (1,274)       (1,041)
Other expense, net                   (1,058)          -             -
                                   --------- ----------- -------------
Income (loss) before income taxes   (13,288)     (1,274)       (1,041)
Provision (benefit) for income
 taxes                               (4,487)       (430)         (351)
                                   --------- ----------- -------------
Net income (loss)                   $(8,801)      $(844)        $(690)
                                   ========= =========== =============

Diluted earnings (loss) per share:   $(0.13)     $(0.01)       $(0.01)

Weighted-average shares
 outstanding:                        67,000      67,000        67,000


                                                 Employee    Total as
                                                   Stock      Reported
                                                Compensation
                                              ------------------------
Net sales                                                $-  $193,763
Gross profit                                           (118)   67,705
% of sales                                              n/a        35%
Operating expenses                                    2,270    84,638
                                               ------------- ---------
Income (loss) from operations                        (2,388)  (16,933)
Other expense, net                                        -    (1,058)
                                               ------------- ---------
Income (loss) before income taxes                    (2,388)  (17,991)
Provision (benefit) for income taxes                   (807)   (6,075)
                                               ------------- ---------
Net income (loss)                                   $(1,581) $(11,916)
                                               ============= =========

Diluted earnings (loss) per share:                   $(0.03)   $(0.18)

Weighted-average shares outstanding:                 67,000    67,000





                                       Quarter Ended September 30,
                                   -----------------------------------
                                                  2005
                                   -----------------------------------


                                   Pro Forma Integration Restructuring
                                    Callaway   Charges      Charges
                                      Golf
                                   -----------------------------------
Net sales                          $220,611          $-            $-
Gross profit                         90,283      (1,248)       (2,137)
% of sales                               41%        n/a           n/a
Operating expenses                   91,130         985         4,107
                                   --------- ----------- -------------
Income (loss) from operations          (847)     (2,233)       (6,244)
Other expense, net                      735           -             -
                                   --------- ----------- -------------
Income (loss) before income taxes      (112)     (2,233)       (6,244)
Provision (benefit) for income
 taxes                                 (668)       (848)       (2,373)
                                   --------- ----------- -------------
Net income (loss)                      $556     $(1,385)      $(3,871)
                                   ========= =========== =============

Diluted earnings (loss) per share:    $0.01      $(0.02)       $(0.06)

Weighted-average shares
 outstanding:                        68,849      68,849        68,849


                                                 Employee    Total as
                                                   Stock      Reported
                                                Compensation
                                              ------------------------
Net sales                                                $-  $220,611
Gross profit                                              -    86,898
% of sales                                              n/a        39%
Operating expenses                                      169    96,391
                                               ------------- ---------
Income (loss) from operations                          (169)   (9,493)
Other expense, net                                        -       735
                                               ------------- ---------
Income (loss) before income taxes                      (169)   (8,758)
Provision (benefit) for income taxes                    (65)   (3,954)
                                               ------------- ---------
Net income (loss)                                     $(104)  $(4,804)
                                               ============= =========

Diluted earnings (loss) per share:                       $-    $(0.07)

Weighted-average shares outstanding:                 68,849    68,849




                        Callaway Golf Company
                  Supplemental Financial Information
                (In thousands, except per share data)
                             (Unaudited)


                                     Nine Months Ended September 30,
                                   -----------------------------------
                                                  2006
                                   -----------------------------------


                                   Pro Forma Integration Restructuring
                                    Callaway   Charges      Charges
                                      Golf
                                   -----------------------------------
Net sales                          $838,023          $-            $-
Gross profit                        343,205      (3,366)         (156)
% of sales                               41%        n/a           n/a
Operating expenses                  272,077         672         1,445
                                   --------- ----------- -------------
Income (loss) from operations        71,128      (4,038)       (1,601)
Other expense, net                   (2,029)          -             -
                                   --------- ----------- -------------
Income (loss) before income taxes    69,099      (4,038)       (1,601)
Provision for income taxes           27,141      (1,491)         (560)
                                   --------- ----------- -------------
Net income (loss)                   $41,958     $(2,547)      $(1,041)
                                   ========= =========== =============

Diluted earnings (loss) per share:    $0.61      $(0.04)       $(0.01)

Weighted-average shares
 outstanding:                        68,777      68,777        68,777


                                                 Employee    Total as
                                                   Stock      Reported
                                                Compensation
                                              ------------------------
Net sales                                                $-  $838,023
Gross profit                                           (380)  339,303
% of sales                                              n/a        40%
Operating expenses                                    6,940   281,134
                                               ------------- ---------
Income (loss) from operations                        (7,320)   58,169
Other expense, net                                        -    (2,029)
                                               ------------- ---------
Income (loss) before income taxes                    (7,320)   56,140
Provision for income taxes                           (2,434)   22,656
                                               ------------- ---------
Net income (loss)                                   $(4,886)  $33,484
                                               ============= =========

Diluted earnings (loss) per share:                   $(0.07)    $0.49

Weighted-average shares outstanding:                 68,777    68,777





                                     Nine Months Ended September 30,
                                   -----------------------------------
                                                  2005
                                   -----------------------------------


                                   Pro Forma Integration Restructuring
                                    Callaway   Charges      Charges
                                      Golf
                                   -----------------------------------
Net sales                          $843,600          $-            $-
Gross profit                        373,999      (5,625)       (2,137)
% of sales                               44%        n/a           n/a
Operating expenses                  308,238       3,695         4,107
                                   --------- ----------- -------------
Income (loss) from operations        65,761      (9,320)       (6,244)
Other expense, net                   (2,252)          -             -
                                   --------- ----------- -------------
Income (loss) before income taxes    63,509      (9,320)       (6,244)
Provision for income taxes           21,674      (3,541)       (2,373)
                                   --------- ----------- -------------
Net income (loss)                   $41,835     $(5,779)      $(3,871)
                                   ========= =========== =============

Diluted earnings (loss) per share:    $0.61      $(0.08)       $(0.06)

Weighted-average shares
 outstanding:                        69,028      69,028        69,028


                                                 Employee    Total as
                                                   Stock      Reported
                                                Compensation
                                              ------------------------
Net sales                                                $-  $843,600
Gross profit                                              -   366,237
% of sales                                              n/a        43%
Operating expenses                                      383   316,423
                                               ------------- ---------
Income (loss) from operations                          (383)   49,814
Other expense, net                                        -    (2,252)
                                               ------------- ---------
Income (loss) before income taxes                      (383)   47,562
Provision for income taxes                             (146)   15,614
                                               ------------- ---------
Net income (loss)                                     $(237)  $31,948
                                               ============= =========

Diluted earnings (loss) per share:                   $(0.01)    $0.46

Weighted-average shares outstanding:                 69,028    69,028

    CONTACT: Callaway Golf Company
             Brad Holiday/Patrick Burke, 760-931-1771